UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date  of Report (Date of earliest event reported)    November  9, 2005
                                                 _____________________________



                       Willow Grove Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



       Pennsylvania                     0-49706                 80-0034942
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)   (IRS Employer
of incorporation)                                          Identification No.)



Welsh and Norristown Roads, Maple Glen, Pennsylvania              19002
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code    (215) 646-5405
                                                  ____________________________


                             Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01 Entry Into a Material Definitive Agreement
          ------------------------------------------

     On November 9, 2005, the shareholders of Willow Grove Bancorp, Inc. (the "Company") approved the Willow Grove Bancorp, Inc. 2005 Recognition and Retention Plan and Trust Agreement (the "RRP"). Pursuant to the terms of the RRP, awards of up to 350,000 shares of Company common stock may be granted to employees and non-employee directors of the Company and its subsidiaries.

     For additional information, reference is made to the RRP which is included herein as Exhibit 10.1, and which is incorporated herein by reference thereto.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:


          Exhibit No.   Description
          -----------   -------------------------------------
          10.1          Willow Grove Bancorp, Inc. 2005 Recognition and
                          Retention Plan and Trust Agreement*

_______________
*Incorporated by reference from Appendix A to the Company's definitive proxy statement on Schedule 14A filed with the SEC on October 5, 2005 (File No. 0-49706).


















                                    2

                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WILLOW GROVE BANCORP, INC.



                              By: /s/ Joseph T. Crowley
                                  --------------------------------------
                                  Name:   Joseph T. Crowley
                                  Title:  Chief Financial Officer

Date: November 18, 2005